Exhibit 99.1

Ambulnz (dba DocGo), a Leading Provider of Last-Mile TeleHealth and Integrated Medical Mobility Services, Announces Agreement to Become Publicly Traded via Merger with Motion Acquisition Corp.

•	DocGo™ leverages its technology, infrastructure and staff across the U.S. and the U.K. to provide on-site services that bridge the gap between physical and virtual care in a convenient, affordable and resource-optimized way.
•	DocGo generated preliminary 2020 revenue of $94 million, a 95% increase from 2019. For 2021, the company is on track to exceed $155 million in revenue and expects full-year EBITDA profitability and positive free cash flow.
•	The transaction is expected to enable DocGo to continue to invest in rapid geographic expansion to service a growing pipeline of new business in conjunction with joint venture partners and others, forming a predictable recurring revenue base of approximately 70% of forecasted revenue for 2021.
•	The transaction implies an equity value of approximately $1.1 billion, with DocGo expected to have approximately $225 million of cash and cash equivalents on the Company’s post-combination balance sheet assuming no redemptions by Motion’s pre-combination stockholders. As part of the transaction, Motion has a fully committed PIPE of $125 million led by Light Street Capital with participation by Moore Strategic Ventures, an existing stockholder of DocGo, as well as up to $115 million of cash held in the trust account of Motion.
•	All net cash proceeds will be retained by the combined Company, with existing DocGo stockholders rolling 100 percent of their equity into the combined Company.
•	The transaction is expected to close in the second quarter of 2021, and the combined Company is expected to be listed on Nasdaq under the symbol “DCGO”.
•	An investor call will be held today, March 9, 2021 at 8:00 a.m. ET with a replay available.

NEW YORK – March 9, 2021 – Ambulnz, Inc., to be renamed DocGo, Inc. (“DocGo” or the “Company”), a leading provider of last-mile telehealth and integrated medical mobility services, and Motion Acquisition Corp. (Nasdaq: MOTN) (“Motion”), a publicly traded special purpose acquisition company, announced today that they have entered into a definitive agreement for a business combination. Upon closing of the transaction, DocGo is expected to be listed on Nasdaq under the new ticker symbol “DCGO”.

Company Overview

●	Founded in 2015, DocGo offers integrated, digital-first medical mobility services with superior on-demand service response and enhanced transparency including real-time vehicle location and accurate estimated arrival times.
●	Working together with licensed practitioners, the Company’s last-mile TeleHealth Plus solutions leverage DocGo’s technology, infrastructure, and staff of more than 1,700 paramedics and EMTs (emergency medical technicians) to fulfill the promise of telehealth by enabling the delivery of quality healthcare to patients in a convenient, affordable, and resource-optimized way.
●	TeleHealth Plus services include testing, vaccinations, bloodwork, IV hydration, wound care, mobile imaging and EKGs, among many others. TeleHealth Plus services are currently provided on a business-to-business basis to large hospital networks, insurance providers, municipalities and large commercial enterprises.
●	DocGo has established exclusive joint venture partnerships with industry leaders including Fresenius Medical Care, the nation’s leading dialysis service provider, Jefferson Health, a leading hospital network in Pennsylvania, UCHealth, a leading hospital network in Colorado, and RXR Realty, a leading real estate owner, operator and developer in the New York Tri-State area. These strategic long-term relationships provide a predictable and recurring revenue base and serve as anchor customers with dependable start-up revenues in new geographic markets as the Company expands its U.S. footprint.

●	DocGo participates in a $95 billion addressable market and currently operates in 23 states in the U.S. and in the U.K.

The Company generated preliminary 2020 revenue of $94 million, nearly double 2019 revenue of $48 million. The Company expects 2021 revenue of more than $155 million and anticipates continued growth for the remainder of the year. Revenue for 2022 is currently forecasted to exceed $265 million.

DocGo’s management team, led by co-founder and CEO Stan Vashovsky, will continue to lead the combined Company, and Motion’s CEO and Director, Michael Burdiek, will join the Company’s board of directors upon completion of the transaction.

Management Comments

Stan Vashovsky, co-founder and CEO of DocGo, said:

“DocGo was built to bring a digital-first approach to last-mile telehealth and integrated medical mobility services that bridge the gap between physical and virtual care. The unique combination of our proprietary technology platform and care logistics expertise, along with our highly trained and motivated base of dedicated field professionals, has led to increased satisfaction and improved outcomes for patients as well as to superior service and lower cost for providers and payers. We are taking traditional healthcare beyond the walls of hospitals and clinics and offering in-home healthcare services at affordable price points to the broader community. We believe our rebranding to DocGo is representative of our mission. We are excited to partner with Motion and our new investors to realize DocGo’s full potential as a public company.”

Michael Burdiek, CEO and Director of Motion Acquisition Corp., said:

“Motion has been seeking to partner with a vertical market leader at the intersection of mobility and technology. With a highly experienced management team, best-in-class partners, proprietary technology, and an innovative, scalable business model, we believe DocGo represents a tremendous opportunity in a large and attractive market. DocGo has a proven growth strategy and profitable CapEx-light business model, and the Company is now aggressively expanding its geographic footprint to service the contracted demand from its anchor customers. We look forward to working with Stan and the entire DocGo team to help bring enhanced healthcare mobility services to the comfort of patients’ homes across a rapidly expanding geographic footprint.”

Transaction Overview

The business combination values the combined Company at an approximately $1.1 billion pro forma equity value and will result in approximately $225 million of cash on the company’s balance sheet, assuming no redemptions by Motion’s public stockholders, including a $125 million fully committed common stock PIPE at $10.00 per share.

The boards of directors of DocGo and Motion have unanimously approved the proposed business combination, which is expected to be completed in the second quarter of 2021, subject to, among other things, the approval by Motion’s and DocGo’s stockholders of the business combination, the closing of the concurrent PIPE transaction, and the satisfaction or waiver of other customary closing conditions. Stockholders of DocGo holding a sufficient number of shares to approve the business combination have executed support agreements to vote in favor of the business combination.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Motion with the SEC and available at www.sec.gov.

Conference Call Information

DocGo and Motion will host a joint investor conference call to discuss the business and the proposed transaction today, Tuesday, March 9, 2021 at 8:00 a.m. ET.

To listen to the prepared remarks, please visit DocGo’s investor website, at www.docgo.com/investors. A replay of the call will be accessible via the webcast link.

Investor Presentation

A link to the Company’s investor presentation can be found on DocGo’s investor website, at www.docgo.com/investors.

Advisors

Barclays acted as exclusive financial advisor, capital markets advisor, and lead placement agent to Motion. Deutsche Bank Securities acted as exclusive financial advisor and capital markets advisor to DocGo as well as placement agent to Motion. Canaccord Genuity also acted as a co-placement agent to Motion. In addition, Graubard Miller served as legal advisor to Motion and Gibson, Dunn & Crutcher LLP acted as legal advisor to DocGo.

About DocGo

DocGo is a leading provider of last-mile telehealth and integrated medical mobility services in 23 states in the U.S. and in the U.K. The Company started as the first technology-enabled, on-demand ambulance service provider, with systems that deliver intelligent fleet routing, accurate ETAs, and real-time vehicle GPS tracking. Building on the success of these innovations, DocGo launched its TeleHealth Plus service, which empowers its 1,700 EMTs and paramedics to provide non-critical medical services to patients in their homes. For more information, please visit www.docgo.com

About Motion Acquisition Corp.

Motion Acquisition Corp. is a Special Purpose Acquisition Company (SPAC) formed for the purpose of effecting a business combination with one or more target businesses or entities. Motion was founded by a management team and board comprised of seasoned business executives recognized as pioneers in the transportation software and technology sector who possess substantial operating and acquisition experience. Motion is listed on Nasdaq under the ticker symbol “MOTN.” For more information, please visit https://motionacquisition.com.

Additional Information and Where to Find It

This press release relates to a proposed transaction between DocGo and Motion. Motion intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Motion, referred to as a proxy statement/prospectus, and certain related documents, to be used at the meeting of Motion stockholders to approve the proposed business combination and related matters. Investors and security holders of Motion are urged to read the registration statement, the proxy statement/prospectus, and any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about DocGo, Motion, and the proposed transaction. The definitive proxy statement will be mailed to Motion stockholders as of a record date to be established for voting on the proposed business combination. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Motion, once such documents are filed, through the website maintained by the SEC at www.sec.gov.

The documents filed by Motion with the SEC also may be obtained free of charge at Motion’s website at https://motionacquisition.com or upon written request to Motion’s counsel, Graubard Miller, 405 Lexington Avenue, New York, NY 10174.

The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in Solicitation

Motion, DocGo, and certain of their respective directors and executive officers, under SEC rules, may be deemed to be participants in the eventual solicitation of proxies from Motion’s stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

●	Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of DocGo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DocGo and Motion. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. Further, these forward-looking statements are subject to a number of risks and uncertainties, including: the conditions to the completion of the merger, including the required approval by Motion’s stockholders, may not be satisfied on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion of the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the approval by Motion’s stockholders of an amendment to Motion’s organizational documents to extend the date by which Motion must complete its initial business combination in order to have adequate time to close the proposed transaction; the outcome of any legal proceedings that may be instituted against Motion related to the merger or the merger agreement; and the amount of the costs, fees, expenses and other charges related to the merger; the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to DocGo; DocGo’s ability to successfully expand its service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in the registration statement, proxy statement/prospectus, and other documents filed, or to be filed, by Motion with SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DocGo nor Motion presently know or that DocGo and Motion currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect DocGo’s and Motion’s expectations, plans or forecasts of future events and views as of the date of this press release. DocGo and Motion anticipate that subsequent events and developments will cause DocGo’s and Motion’s assessments to change. However, while DocGo and Motion may elect to update these forward-looking statements at some point in the future, DocGo and Motion specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DocGo’s and Motion’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Any financial projections in this press release are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond DocGo’s and Motion’s control. While all projections are necessarily speculative, DocGo and Motion believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this press release should not be regarded as an indication that DocGo and Motion, or their respective representatives and advisors, considered or consider the projections to be a reliable prediction of future events.

This press release is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Motion and is not intended to form the basis of an investment decision in Motion. All subsequent written and oral forward-looking statements concerning Motion and DocGo, the proposed business combination or other matters and attributable to Motion, DocGo, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Investor Contacts

Blueshirt Capital Advisors

Jonathan Schaffer / Michael Anderson

ir@docgo.com

Media Contacts

Joele Frank, Wilkinson Brimmer Katcher

Leigh Parrish / Viveca Tress

pr@docgo.com

212-355-4449